UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

DCP Holding Company

(Exact name of registrant as specified in its charter)

Ohio	0-51954	20-1291244
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

100 Crowne Point Place, Sharonville, Ohio		45241
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 554-1100

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01     Other Events

On August 15, 2018 the DCP Holding Company Board of Directors declared a $45.00 per share dividend for all Class A, Class B and Class C redeemable common shareholders of record on September 4, 2018, totaling approximately $581,850 payable on September 21, 2018. Dividends payable with respect to holders of restricted share units will be recorded as an obligation under the cash accounts of the participants in the Company’s Deferred Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Holding Company

/s/ Robert C. Hodgkins, Jr.
Date: August 21, 2018
Robert C. Hodgkins, Jr.
Vice President and Chief Financial Officer